UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1. Investment Company Act File Number: 811-22933

Date of Notification: March 28, 2024

2. Exact name of Investment Company as specified in registration statement:

Apollo Diversified Real Estate Fund

3. Address of principal executive office: (number, street, city, state, zip code)

Apollo Global Management, Inc.

9 West 57th Street, New York

New York 10019

4. Check one of the following:

A.	[X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	[ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	[ ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Ryan Del Giudice
Ryan Del Giudice
Assistant Secretary

Apollo Diversified

Real Estate Fund

Investor Update

Spring 2024

Class A Share (NASDAQ: GIREX)

Inception Through 2/29/241

Performance
Cumulative Return	65.10%
Annualized Return	5.32%
Standard Deviation	4.51%
The Fund’s Standard Deviation (a measure of volatility/risk) was more than three times less than the S&P 500 Index over the same period.
Sharpe Ratio	0.85
Alpha	1.92%
Beta	0.17

Private Fund Diversification[2]
As of 1/2/24
$273.74B Gross Asset Value
4,014 investments diversified by sector, geography, and manager

Randy I. Anderson, Ph.D., CRE	Spencer J. Propper
Portfolio Manager	Portfolio Manager
Apollo Diversified Real Estate Fund	Apollo Diversified Real Estate Fund

March 28, 2024

We are pleased to present the Spring 2024 Investor Update for Apollo Diversified Real Estate Fund (the “Fund”). We greatly appreciate the support of our shareholders, and we seek to remain true to the Fund’s stated objective of delivering returns comprised of income and appreciation with moderate volatility and low correlation to the broader markets. From the Fund’s inception on June 30, 2014, through February 29, 2024, the Fund’s load-waived Class A shares generated a(n)1:

Total cumulative return of 65.10% and a 5.32% annualized return. More recently, the Fund generated a total return of 2.82% in the fourth quarter of 2023.
Sharpe ratio of 0.85.
Standard deviation of 4.51%, which is in line with the standard deviation for the Bloomberg U.S. Aggregate Bond Index (4.84%).
Alpha of 1.92%.
Beta of 0.17.

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Fund performance based on load-waived Class A shares and does not reflect any sales charge. The maximum sales charge for Class A shares is 5.75%. If the data reflected the deduction of such charges, the performance would be lower. As of 2/29/24, the Fund’s load-waived, Class A share had a one-year return of -5.77% and a five-year annualized return of 3.62%. As of 2/29/24, the Fund’s Class A share with load (adjusted for initial maximum sales charge of 5.75%) had a one-year return of -11.18%, a five-year annualized return of 2.40%, and a since inception annualized return of 4.68%. Performance includes reinvestment of distributions and is net of management fees and other expenses. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees, expenses, and performance for each share class are different. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.apollo.com.

The indices described herein may not necessarily be indicative of the investment strategies utilized by Apollo Diversified Real Estate Fund. Index performance is shown for illustrative purposes only and has limitations when used for comparison. It may not be possible to directly invest in one or more of these indices and the holdings of the Fund may differ markedly from the holdings of any such index in terms of levels of diversification, types of securities or assets represented and other significant factors. Indices are unmanaged, do not charge any fees or expenses, and assume reinvestment of distributions. No such index is indicative of the future results of any Fund.

APOLLO DIVERSIFIED REAL ESTATE FUND

Fund Performance Since Inception

(7/1/14 to 2/29/24)1

Growth of a Hypothetical $10,000 Investment Since Fund Inception

Performance Metrics

	Cumulative Return	Annualized Return	Standard Deviation	Sharpe Ratio	Alpha	Beta
Apollo Diversified Real Estate Fund (NASDAQ: GIREX)	65.10%	5.32%	4.51%	0.85	1.92%	0.17
S&P 500 Index	211.42%	12.47%	15.39%	0.71	0.00%	1.00
Bloomberg U.S. Aggregate Bond Index	13.18%	1.29%	4.84%	-0.04	-1.35%	0.11

Risk & Return

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Fund performance based on load-waived Class A shares and does not reflect any sales charge. The maximum sales charge for Class A shares is 5.75%. If the data reflected the deduction of such charges, the performance would be lower. Performance includes reinvestment of distributions and is net of management fees and other expenses. The Fund return does not reflect the deduction of all fees, including any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com or by calling 888.926.2688.

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APOLLO DIVERSIFIED REAL ESTATE FUND

The U.S. economy finished strong in 2023 with fourth quarter real gross domestic product (“GDP”) growing at an annualized rate of 3.2%, outperforming expectations.3 Personal spending was a primary contributor to growth throughout the year, supported by a generally healthy labor market. This momentum has so far continued into 2024 with strong hiring readings in both January and February, both of which surprised to the upside. This strength has had both positive and negative effects. On one hand, the economy continues to outperform; on the other, the resiliency of businesses and consumers has frustrated the attempts by Federal Open Market Committee (“FOMC”) policy makers to cool inflation. Personal Consumption Expenditures (“PCE”), the Federal Reserve’s (“Fed”) preferred inflation metric remained elevated throughout 2023 ending the year at 2.6%, above the Federal Reserve’s target price stability level of 2%.3, 4 At its surface, an elevated inflation print may indicate that FOMC policy aimed at curbing the same is not having the desired effect; however, given the lagged nature of key inputs to the pricing index, which are already moderating in real time, we believe that inflation may moderate to levels more in line with the FOMC’s long term target. The Fed’s latest dot plot, released in connection with its March 20th meeting, indicated that policymakers are on track to cut rates three times in 2024.4 This would represent the first rate cut since March 2020, and may provide a tailwind for risk assets. Continued growth coupled with moderating inflation reinforces our base case for a soft landing.

The commercial real estate sector has continued to observe healthy operating fundamentals across most property types. Similar to prior writings, the current environment has provided increased opportunities for active management as dispersion between sectors and markets remained elevated. We continue to favor sectors with attractive operating fundamentals where demand is driven by secular growth. Secular growth is defined as long-term, structural societal shifts such as technological innovation and evolving consumer preferences or behaviors. Sectors benefitting from these secular growth trends include industrial, multifamily, and specialty (such as life sciences and student housing) property types, all of which comprise the Fund’s high conviction themes and represent 90% of the Fund’s private equity real estate portfolio as of January 2, 2024.2

The industrial property type continues to benefit from sustained demand resulting from the structural shift in consumer behavior toward e-commerce and evolution in supply chain logistics. Businesses continue to exhibit demand for modern, well-located logistics facilities that can not only accommodate expeditious delivery of goods to end consumers, but also provide resiliency during periods of supply disruption. In an effort to further reinforce supply chain resiliency and enhance operational efficiencies, many businesses are embracing measures such as on- and near-shoring which may further bolster demand. Despite overall tailwinds within the sector, vacancy increased slightly to 4.9% at the end of the fourth quarter, albeit remaining well below the historical average as record levels of new supply were delivered, according to data from CBRE Econometric Advisors.5 It is important to note that new industrial construction starts have fallen dramatically, down by 46% year-over-year as of Q4 2023 presenting a compelling supply and demand dynamic moving forward.6 Elevated structural demand and below average vacancy (with many markets remaining near record lows) led to healthy levels of rent growth at the end of the fourth quarter with rents increasing by 6.5% year-over-year, which is well above the historical average for the sector.5

The multifamily property type continues to benefit from broad demographic trends, ongoing household formation, and the national undersupply of housing. Home price appreciation coupled with elevated mortgage rates has further extended the relative affordability of rental housing compared to homeownership in many markets across the country, supporting demand for multifamily. While there has been an influx of new multifamily supply built in select markets, overall fundamentals remain healthy with the national occupancy rate at 95% as of the fourth quarter of 2023, in line with the historical average for the property type, according to data from CBRE Econometric Advisors.5 Further, we have observed the pipeline for new supply materially decreasing with the average forecasted construction starts per quarter falling 51% from the recent historical average according to CBRE Research, which may provide a tailwind for occupancy and rental rate growth.6

The specialty sector consists of property types that benefit from secular demand drivers as each property type is designed for a specific use, such as student housing and life sciences properties. Student housing, which consists of purpose-built residential communities with student-specific amenities such as study rooms, benefits from secular growth driven by demographic trends. According to data from RealPage Analytics, 57.2% of beds at the core 175 universities tracked by RealPage are already leased for the upcoming Fall 2024 academic year as of February 2024, a historically strong early indication of demand.7 Annual effective rent growth continues to remain above historical norms, with rents growing 6.4% in February, according to RealPage.7 The life sciences property type benefits from secular growth driven by both demographic trends and cutting-edge advancements in new technology such as additive manufacturing, 3D printing, and artificial intelligence. These rapidly evolving areas of innovation are driving breakthroughs in fields such as pharmaceutical manufacturing and molecule discovery. Life sciences assets are a key component necessary to support this rapid evolution in technological development and implementation.

Grocery-anchored neighborhood centers observed yet another record low availability rate in the fourth quarter of 2023, according to data from CBRE Econometric Advisors. Despite challenges in other segments of the retail sector (e.g. regional malls), grocery-anchored neighborhood centers continued to see increased demand in line with continued strong consumption. New completions totaled only ~0.05% of existing supply during the fourth quarter of 2023 based on data from CBRE Econometric Advisors, which is consistent with the trend that has persisted over the past decade and remains well below the historical average for the sector.5 Additionally, according to CBRE Econometric Advisors, this dynamic is forecast to drive net operating income growth well in excess of the ten year average in 2024 and 2025.5

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses.

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APOLLO DIVERSIFIED REAL ESTATE FUND

Within the office sector, utilization rates remain well below pre-Covid levels across many markets as hybrid work schedules have become standard for many companies, translating to lower demand for space. The national vacancy rate reached 18.6% in the fourth quarter of 2023 with some markets, such as San Francisco, reaching nearly 25% according to CBRE Econometric Advisors.5 This rapid evolution in operating fundamentals coupled with increased borrowing costs has led to stress within the sector. Commoditized, class B, suburban office assets have been disproportionately impacted by telecommuting trends and, as such, have observed heightened levels of volatility relative to well-located, prime class A properties which generally tend to be more essential to the ongoing operations of their tenants. The Fund has historically maintained and continues to be actively underweight the office sector relative to the NCREIF ODCE Index. As of January 2, 2024, the Fund’s private equity exposure to the office sector represents approximately 250 basis points.2

The Fund benefits from the ability to allocate capital not only across property types, but also across commercial real estate quadrants (private equity, private debt, public equity, and public debt) to source attractive risk-adjusted returns. This diversified approach has proved beneficial as the Fund’s allocation to private debt was a positive contributor to overall Fund returns throughout 2023. Additionally, strong performance within publicly traded REITs was the main contributor to performance in the fourth quarter as the Fund’s load-waived Class A shares produced a 2.82% return. Further, the Fund’s dynamic allocation strategy allows the Fund’s portfolio management team to actively express views on property sectors by overweighting sectors that we believe are positioned for growth moving forward. This active positioning has resulted in increased exposure to the Fund’s high conviction sectors (90% of the Fund’s private equity real estate portfolio as of January 2, 20242). For the calendar year ended December 31, 2023, the Fund’s private real estate portfolio outperformed the NCREIF ODCE Index by 450 basis points representing the highest calendar year of outperformance since the Fund’s inception.8 This outperformance is a testament to the portfolio management team’s investment process.

As we approach the end of another Fed tightening cycle, we continue to believe that publicly traded REITs may be poised to deliver attractive risk-adjusted returns. To that end, the Fund has increased exposure to publicly traded REITs during the past twelve months. As of January 2, 2024, publicly traded REIT common and preferred securities represented 35.1% of Fund assets, up 9.3% year-over-year.2 As we move closer to a potential FOMC policy pivot, it is worth noting that publicly traded REITs have historically performed well following the announcement of a target rate decline. According to an analysis by CenterSquare Investment Management, publicly traded REITs have historically delivered returns of +7.2%, +10.6%, and +17.8% in the subsequent 90-day, 180-day, and one-year periods following the end of Fed tightening, outperforming publicly traded equities in each period.9

Alternative assets, such as real estate, can serve as an essential tool within an investor’s mixed-asset portfolio across all segments of the economic cycle. Given that real estate is the third-largest asset class behind stocks and bonds, we believe that an allocation to real estate may offer additional diversification benefits. The Fund is unique in that it utilizes a relative value framework to actively allocate across both private and public real estate securities, which may provide compelling benefits. Current valuation levels may present an attractive entry point for the asset class as fundamentals remain relatively strong and capital market conditions are poised to improve.

As always, the Fund’s portfolio management team, along with the Fund’s underlying private fund partners, continue to seek attractive risk-adjusted return opportunities across real estate markets. We believe the Fund’s portfolio positioning, focus on high-quality assets within the Fund’s high-conviction sectors, underlying diversification and ability to take advantage of opportunities across both public and private markets may help deliver a differentiated return profile to our investors. We are excited about the Fund’s future prospects and believe it is well positioned to take advantage of investment opportunities as they arise.

We thank you for your continued confidence and support.

Sincerely,

Randy I. Anderson, Ph.D., CRE	Spencer J. Propper
Portfolio Manager, Apollo Diversified Real Estate Fund	Portfolio Manager, Apollo Diversified Real Estate Fund

Represents the views and opinions of Apollo at the time of this letter and is subject to change.

Apollo Diversified Real Estate Fund is a closed-end management investment company that is operated as an interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. The Fund is only suitable for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no secondary market for the Fund’s shares and none is expected to develop. Please see the Fund’s current prospectus for further information on the Fund’s objective, strategy and risk factors.

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APOLLO DIVERSIFIED REAL ESTATE FUND

Endnotes

1.	Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Performance source: Morningstar Direct. Performance includes reinvestment of distributions and is net of management fees and other expenses. The Fund return does not reflect the deduction of all fees, including any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com or by calling 888.926.2688. Alpha and beta calculation benchmark: S&P 500.
2.	Fund holdings as of January 2, 2024. Fund size based on Gross Asset Value (GAV). Occupancy calculation is based on the Fund’s allocation to private real estate equity funds. Occupancy is the rate of which underlying properties are occupied, typically through leases. Leverage is the utilization of borrowings by the Fund’s underlying private real estate equity funds and does not represent the Fund’s direct use of leverage. The use of leverage increases investment risk and the potential for increased loss and could adversely affect market value of the Fund’s underlying private investment funds in periods of rising interest rates. Fund holdings are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. The Fund is not intended to be a complete investment program.
3.	Bureau of Economic Analysis; U.S. Department of Commerce; Bloomberg.
4.	Federal Reserve.
5.	CBRE Econometric Advisors.
6.	CBRE Research.
7.	RealPage Market Analytics.
8.	Apollo Analysts, NCREIF Fund Index - Open End Diversified Core Equity Index (NFI-ODCE Index). The Fund’s private real estate portfolio is comprised of both private real estate equity and private real estate debt investments. The NFI-ODCE Index is a capitalization weighted index of investment returns reporting on both a historical and current basis the results of certain open-end commingled funds pursuing a core investment strategy. As of December 31, 2023, the Fund’s private real estate portfolio had a trailing one-year return of -8.23% and the NFI-ODCE Index had a trailing one-year return of -12.73%.
9.	CenterSquare Investment Management LLC. As of May 5, 2023. Average of returns beginning 3/31/1995, 6/30/2000, 6/30/2006, and 12/31/2018. Public Equities are represented by the S&P 500 Index. Public REITs are represented by the FTSE Nareit All Equity REITs Index. “Fed tightening” refers to periods when the Fed increases the federal funds target rate.

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APOLLO DIVERSIFIED REAL ESTATE FUND

Glossary

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile.

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Basis Point (bps): A unit of measure used to describe the percentage change. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund’s return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index.

Bloomberg U.S. Aggregate Bond Index: An unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

Gross Domestic Product (GDP): A comprehensive measure of U.S. economic activity. GDP measures the value of the final goods and services produced in the United States.

Net Asset Value (NAV): Represents a fund’s per-share price. NAV is calculated by dividing a fund’s total net assets by its number of shares outstanding.

NCREIF Fund Index – Open End Diversified Core Equity (NFI-ODCE or NCREIF ODCE Index): An index of investment returns reporting on both a historical and current basis the results of certain open-end commingled funds pursuing a core investment strategy. The NFI-ODCE Index is capitalization-weighted.

S&P 500 Index: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

Sharpe Ratio: Measures risk-adjusted returns by calculating the excess return (above the risk-free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average three-month U.S. Treasury T-bill auction was used as the risk-free rate in this material.

Standard Deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

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APOLLO DIVERSIFIED REAL ESTATE FUND

Risk Disclosures and Other Important Information

This material is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Apollo Diversified Real Estate Fund (the “Fund”). This information and other important details about the Fund are contained in the prospectus, which can be obtained by visiting www.apollo.com. Please read the prospectus carefully before investing.

Past performance is not indicative of future results. Fund returns presented herein includes the reinvestment of distributions and is net of all Fund expenses, including management fees and general and administrative expenses, but excludes any applicable share class sales charge and fees paid by investors to their financial intermediary. Fund returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the deduction of such fees was reflected, the performance would be lower. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com or by calling 888.926.2688.

The Fund is a closed-end management investment company that is operated as an interval fund. The shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage and the risk of a substantial loss of investment. There is no guarantee that the investment strategies will work under all market conditions. You should carefully consider which class of shares to purchase.

The Fund’s inception date was June 30, 2014. Per the Fund’s prospectus dated February 1, 2024, the total annual expense ratio is 2.03% for Class A shares. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 1.91% per annum of the Fund’s average daily net assets attributable to Class A shares (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement will remain in effect, at least until May 31, 2025, unless and until the Board approves its modification or termination. This agreement may be terminated only by the Board on 60 days written notice to the Adviser. After May 31, 2025, the Expense Limitation Agreement may be renewed at the Adviser’s and Board’s discretion.

The Fund’s distribution policy is to make quarterly distributions to shareholders. Shareholders should not assume that the source of a distribution from the Fund is net profit. A portion of the Fund’s distributions includes return of capital. Please refer to the Fund’s most recent Section 19(a) notice for an estimate of the composition of the Fund’s most recent distribution, available at www.apollo.com, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and available on the Fund’s website for additional information regarding the composition of distributions. The Fund’s distributions may be affected by numerous factors, including but not limited to changes in Fund expenses including the amount of expenses waived by the Fund’s Adviser, investment performance, realized and projected market returns, fluctuations in market interest rates, and other factors. There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “diversified” under the Investment Company Act of 1940. Diversification does not eliminate the risk of experiencing investment losses. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in securities of REITs and other real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. The value of securities of companies in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment. The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. Also, once an investment is made in a Private Investment Fund, neither the Adviser nor any Sub-Adviser will be able to exercise control over investment decisions made by the Private Investment Fund. The Fund may invest in securities of other investment companies, including ETFs. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund.

7

9 West 57th Street, 42nd Floor	212.515.3200
New York, NY 10019	www.apollo.com

The Fund is advised by Apollo Real Estate Fund Adviser, LLC (“AREFA”). AREFA is registered as an investment adviser with the SEC pursuant to the provisions of the 1940 Act, as amended. AREFA is an indirect majority-owned subsidiary of Apollo Global Management, Inc. The Fund’s private real estate funds allocation is sub-advised by Aon Investments USA Inc. (“Aon”), an Aon Company. Aon is registered as an investment adviser with the SEC pursuant to the provisions of the 1940 Act. The Fund’s public real estate securities allocation is sub-advised by CenterSquare Investment Management LLC (“CenterSquare”). CenterSquare is an investment adviser registered with the SEC pursuant to the provisions of the 1940 Act. Registration with the SEC does not constitute an endorsement by the SEC nor does it imply a certain level of skill or training.

This investor update may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our investment strategy; uncertainties relating to capital proceeds; and other risk factors as outlined in the Fund’s prospectus, statement of additional information, annual report and semi-annual report filed with the Securities and Exchange Commission.

This material may not be distributed, transmitted or otherwise communicated to others, in whole or in part, without the express written consent of Apollo Global Management, Inc. (together with its subsidiaries, “Apollo”).

This material has been distributed for informational purposes only and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product or be relied upon for any other purpose. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. Information contained herein has been obtained from sources deemed to be reliable, but not guaranteed. Apollo Global Management and its affiliates do not provide tax, legal or accounting advice. This material is not intended to provide, and should not be relied on for, tax, legal or accounting advice. You should consult your own tax, legal and accounting advisors before engaging in any transaction. This material represents views as of the date of this presentation and is subject to change without notice of any kind.

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency

Apollo Global Securities, LLC (“AGS”) and Griffin Capital Securities, LLC (“GCS”), Members of FINRA and SIPC, are subsidiaries of Apollo Global Management, Inc. AGS conducts Apollo’s capital markets business and certain of its fund marketing and distribution, and GCS is a wholesale marketing agent for Apollo-sponsored products. ALPS Distributors, Inc. (1290 Broadway, Suite 1000, Denver, CO 80203, Member FINRA) is the distributor of Apollo Diversified Real Estate Fund. Apollo Global Management, Inc. and ALPS Distributors, Inc. are not affiliated.

© 2024 Apollo Global Management, Inc. All rights reserved.

GFC001628 | Exp. 03.31.25	ADREF-IU395591-0324A

APOLLO DIVERSIFIED REAL ESTATE FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE**

March 28, 2024

Dear Apollo Diversified Real Estate Fund Shareholder,

Thank you for your investment. The purpose of this notice is to inform you of the quarterly repurchase offer by Apollo Diversified Real Estate Fund (the “Fund”). Quarterly repurchase offers provide a degree of liquidity to shareholders of the Fund. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

The repurchase offer period will begin on March 28, 2024 and end on May 7, 2024 (the “Repurchase Request Deadline”). If you own shares through a financial intermediary, financial adviser or broker/dealer (“Financial Intermediary”), please contact your Financial Intermediary.

Please also note that Class C shareholders who tender for repurchase of such shareholder’s Class C shares such that they will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds.

If you wish to tender shares, your Financial Intermediary will provide you with specific instructions. If you are unable to contact your Financial Intermediary or own shares directly and wish to tender shares, you can alternatively complete the Repurchase Request Form.

IMPORTANT

All repurchase requests must be received in good order prior to the Repurchase Request Deadline. The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form to the Transfer Agent prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

If you have any questions, please refer to the attached Repurchase Offer or contact your Financial Intermediary. You may also contact us directly at 1-888-926-2688.

Sincerely,

Apollo Diversified Real Estate Fund

APOLLO DIVERSIFIED REAL ESTATE FUND REPURCHASE OFFER

1 THE OFFER	Apollo Diversified Real Estate Fund (the “Fund”) is offering to repurchase, for cash, up to 5% of the Fund’s issued and outstanding shares (Class A, Class C, Class I, Class L and Class M shares) (“Repurchase Offer Amount”) as of the Repurchase Request Deadline (as defined below) at a price equal to the net asset value (“NAV”) of the applicable class of shares as of the close of regular business trading on the New York Stock Exchange on the Repurchase Pricing Date (as defined below). The purpose of this offer is to provide a level of liquidity to shareholders, as no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund’s current effective prospectus and statement of additional information.
2 NET ASSET VALUE

The Fund’s NAV on March 21, 2024 of the Class A shares (GIREX) was $24.74 per share, of the Class C shares (GCREX) was $23.21 per share, of the Class I shares (GRIFX) was $25.29 per share, of the Class L shares (GLREX) was $24.36 per share and of the Class M shares (GMREX) was $23.87 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below).

The Fund’s NAV fluctuates. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you submit your repurchase request.

The current NAV may be obtained by calling 1-888-926-2688 and asking for the most current NAV per share or by visiting www.apollodiversifiedrealestatefund.com. The shares of the Fund are not traded on any organized market or securities exchange.

3 REPURCHASE REQUEST DEADLINE	All repurchase requests must be received in good order prior to 4:00 p.m., Eastern Time, on May 7, 2024.
4 REPURCHASE PRICING DATE	The NAV used to calculate the repurchase price will be determined as of the close of regular business trading on the New York Stock Exchange on May 7, 2024 (the “Repurchase Pricing Date”). There is a risk that the NAV per share fluctuates between the date on which you submit your repurchase request and the Repurchase Pricing Date, and that the NAV on the Repurchase Pricing Date may be higher or lower than the NAV on the date you submit your repurchase request.
5 PAYMENT FOR SHARES REPURCHASED	The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee. However, as stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase.
6 INCREASE IN NUMBER OF SHARES REPURCHASED

If shareholders tender for repurchase more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred (100) shares and who tender all of their shares, before prorating other amounts tendered. There is no assurance that you will be able to sell as many of your shares as you desire to sell in the repurchase offer or in any subsequent repurchase offer. If a portion of your shares were not repurchased due to proration, you will have to wait until the next quarterly repurchase offer to submit a new repurchase request if you still wish to tender your shares for repurchase.

With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that shareholders tender for repurchase more than the Repurchase Offer Amount, and the Fund repurchases shares on a pro rata basis, it may result in the shareholder not receiving the full amount of a required minimum distribution.

7 WITHDRAWAL OR MODIFICATION	Requests to repurchase shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on May 7, 2024.

APOLLO DIVERSIFIED REAL ESTATE FUND REPURCHASE OFFER

8 SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER

The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees, including a majority of the independent Trustees, and only in the following limited circumstances:

•     If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

•     For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

•     For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund’s NAV of each of the Fund’s Class A, Class C, Class I, Class L and Class M shares; and

•     For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of shareholders.

9 TAX CONSEQUENCES	You should review the tax information in the Fund’s prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held.
10 CONTINGENT DEFERRED SALES CHARGES ON CLASS C SHARES	Class A, Class I, Class L and Class M shareholders are not subject to a contingent deferred sales charge. Class C shareholders who tender for repurchase of such shareholder’s Class C shares such that they will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds. The Fund or its designee may waive the imposition of the contingent deferred sales charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the contingent deferred sales charge will be waived at any time in the future or that such contingent deferred sales charge will be waived for any other shareholder.
11 NO REPURCHASE FEE	The Fund does not charge a transaction fee to repurchase Fund Shares. However, as stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase. If your shares are held at a Financial Intermediary, your intermediary may charge transaction or other fees in connection with your repurchase request.
12 REPURCHASE REQUESTS IN PROPER FORM

All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund’s counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, Apollo Real Estate Fund Adviser, LLC (the “Adviser”), CenterSquare Investment Management LLC (“CenterSquare”), Aon Investments USA Inc. (“Aon” and together with CenterSquare, the “Sub-Advisers”), SS&C GIDS, Inc. (the “Transfer Agent”), ALPS Distributors, Inc. (the “Distributor”), nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Adviser, the Sub-Advisers, nor the Distributor, is or will be obligated to ensure that your Financial Intermediary, or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund’s current effective prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this Repurchase Offer, contact your Financial Intermediary.

Financial Intermediary regarding additional required documentation (such as a death certificate). If this repurchase request is due to shareholder death, please call the Fund at 1-888-926-2688 or contact your Financial Intermediary regarding additional required documentation (such as a death certificate).

REPURCHASE REQUEST FORM MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, TUESDAY, MAY 7, 2024

REGULAR MAIL:	OVERNIGHT MAIL:

Apollo Diversified Real Estate Fund c/o	Apollo Diversified Real Estate Fund c/o
SS&C GIDS, Inc.	SS&C GIDS, Inc.
P.O. Box 219133	430 W 7th Street
Kansas City, MO 64121-9133	Kansas City, MO 64105-1407

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date.

I understand that this quarterly repurchase offer is limited to 5% of the outstanding shares of the Apollo Diversified Real Estate Fund, and that if shareholders request to repurchase more than the Repurchase Offer Amount, the Fund may repurchase shares on a pro rata basis which may result in the Fund not repurchasing the full amount of the shares that I am requesting.

For Class C Shareholders Only: I understand that tendering Class C shares such that they will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds.

NAME(S) OF REGISTERED SHAREHOLDERS

ACCOUNT NUMBER	INVESTOR ADDRESS	DAYTIME TELEPHONE NUMBER

SHARES TENDERED (Check one share class, reason for repurchase, and the number of shares or dollar amount as appropriate)

Class of Shares to be Tendered:

[ ] Class A Shares (GIREX)	[ ] Class C Shares (GCREX)	[ ] Class I Shares (GRIFX)

[ ] Class L Shares (GLREX)	[ ] Class M Shares (GMREX)

(if tendering more than one share class, please submit a separate form for each share class)

Reason for Repurchase:
[ ] Standard Repurchase	[ ] Repurchase Due to Death*

Tender Amount:
[ ] Full Tender:	Please tender all shares in my account.
[ ] Partial Tender:	Please tender _________ shares from my account.
[ ] Dollar Amount:	Please tender enough shares to net $ _________.
For Internal Use Only

*	If this repurchase request is due to shareholder death, please call the Fund at 1-888-926-2688 or contact your Financial Intermediary. Requests due to death are intended for natural persons and will require additional supporting documents.

REPURCHASE REQUEST FORM MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, TUESDAY, MAY 7, 2024

PLEASE NOTE:

1.	A REPURCHASE REQUEST THAT DOES NOT SPECIFY A FULL REPURCHASE, NUMBER OF SHARES, OR A DOLLAR AMOUNT WILL BE REJECTED.

2.	THIS FORM MUST BE RECEIVED BY THE TRANSFER AGENT NO LATER THAN 4:00 P.M. EASTERN TIME ON THE REPURCHASE REQUEST DEADLINE. REPURCHASE REQUESTS RECEIVED BY THE TRANSFER AGENT CANNOT BE REVOKED AFTER THE REPURCHASE REQUEST DEADLINE.

3.	ANY REQUEST RECEIVED OUTSIDE OF AN ACTIVE REPURCHASE PERIOD OR REQUESTS FOR FUTURE REPURCHASE PERIODS WILL BE REJECTED.

4.	ALTERATIONS TO THIS FORM ARE PROHIBITED AND THE REQUEST WILL BE REJECTED.

5.	TO PREVENT BACKUP WITHHOLDING PLEASE ENSURE THAT A COMPLETED AND SIGNED APPLICATION FORM OR A FORM W-9 (OR FORM W-8 FOR NON-U.S. SHAREHOLDERS) HAS BEEN SUBMITTED PREVIOUSLY.

6.	CUSTODIAN APPROVAL IS REQUIRED FOR ACCOUNTS HELD THROUGH A CUSTODIAN. REPURCHASE REQUESTS FOR SUCH ACCOUNTS THAT DO NOT INCLUDE BOTH THE INVESTOR SIGNATURE(S) AND CUSTODIAN APPROVAL BY THE REPURCHASE REQUEST DEADLINE WILL NOT BE DEEMED IN GOOD ORDER.

Payment and Delivery Instructions:

Unless alternative instructions are given below, the check will be issued to the name(s) of the registered shareholder(s) and mailed to the address of record.

Alternative mailing instructions:

Signature and certification:

Your signature(s) below must correspond exactly with the Authorized Person(s) elected on the account.

I acknowledge that:

●	Provision of this form should not be construed to cause the Fund, or its affiliates, to become an investment advice fiduciary under ERISA or the Internal Revenue Code.

●	I certify that I am authorized to make these elections and that all information provided is true and accurate.

●	No tax or legal advice has been given to me by the Transfer Agent, the Custodian, the Fund, or any agent of either of them, and that all decisions regarding the elections made on this form are my own.

●	The Custodian is authorized to distribute funds from my account in the manner requested. The Fund may conclusively rely on this certification and authorization without further investigation or inquiry.

●	I assume responsibility for any adverse consequences that may arise from the election(s) and agree that the Fund and their agents shall in no way be responsible, and shall be indemnified and held harmless, for any tax, legal or other consequences of the election(s) made on this form.

●	The payment is to be sent to the registered owner(s) of the shares shown in the registration of the account.

Signature:	Date

Print name:	Telephone Number:

Signature (if joint account both must sign):	Date

Print name:	Telephone Number:

CUSTODIAN APPROVAL (FOR ACCOUNTS HELD THROUGH A CUSTODIAN)

Apollo Diversified

Real Estate Fund

Investor Update

Spring 2024

Class A Share (NASDAQ: GIREX)

Inception Through 2/29/241

Performance
Cumulative Return	65.10%
Annualized Return	5.32%
Standard Deviation	4.51%
The Fund’s Standard Deviation (a measure of volatility/risk) was more than three times less than the S&P 500 Index over the same period.
Sharpe Ratio	0.85
Alpha	1.92%
Beta	0.17

Private Fund Diversification[2]
As of 1/2/24
$273.74B Gross Asset Value
4,014 investments diversified by sector, geography, and manager

Randy I. Anderson, Ph.D., CRE	Spencer J. Propper
Portfolio Manager	Portfolio Manager
Apollo Diversified Real Estate Fund	Apollo Diversified Real Estate Fund

March 28, 2024

We are pleased to present the Spring 2024 Investor Update for Apollo Diversified Real Estate Fund (the “Fund”). We greatly appreciate the support of our shareholders, and we seek to remain true to the Fund’s stated objective of delivering returns comprised of income and appreciation with moderate volatility and low correlation to the broader markets. From the Fund’s inception on June 30, 2014, through February 29, 2024, the Fund’s load-waived Class A shares generated a(n)1:

Total cumulative return of 65.10% and a 5.32% annualized return. More recently, the Fund generated a total return of 2.82% in the fourth quarter of 2023.
Sharpe ratio of 0.85.
Standard deviation of 4.51%, which is in line with the standard deviation for the Bloomberg U.S. Aggregate Bond Index (4.84%).
Alpha of 1.92%.
Beta of 0.17.

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Fund performance based on load-waived Class A shares and does not reflect any sales charge. The maximum sales charge for Class A shares is 5.75%. If the data reflected the deduction of such charges, the performance would be lower. As of 2/29/24, the Fund’s load-waived, Class A share had a one-year return of -5.77% and a five-year annualized return of 3.62%. As of 2/29/24, the Fund’s Class A share with load (adjusted for initial maximum sales charge of 5.75%) had a one-year return of -11.18%, a five-year annualized return of 2.40%, and a since inception annualized return of 4.68%. Performance includes reinvestment of distributions and is net of management fees and other expenses. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees, expenses, and performance for each share class are different. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.apollo.com.

The indices described herein may not necessarily be indicative of the investment strategies utilized by Apollo Diversified Real Estate Fund. Index performance is shown for illustrative purposes only and has limitations when used for comparison. It may not be possible to directly invest in one or more of these indices and the holdings of the Fund may differ markedly from the holdings of any such index in terms of levels of diversification, types of securities or assets represented and other significant factors. Indices are unmanaged, do not charge any fees or expenses, and assume reinvestment of distributions. No such index is indicative of the future results of any Fund.

APOLLO DIVERSIFIED REAL ESTATE FUND

Fund Performance Since Inception

(7/1/14 to 2/29/24)1

Growth of a Hypothetical $10,000 Investment Since Fund Inception

Performance Metrics

	Cumulative Return	Annualized Return	Standard Deviation	Sharpe Ratio	Alpha	Beta
Apollo Diversified Real Estate Fund (NASDAQ: GIREX)	65.10%	5.32%	4.51%	0.85	1.92%	0.17
S&P 500 Index	211.42%	12.47%	15.39%	0.71	0.00%	1.00
Bloomberg U.S. Aggregate Bond Index	13.18%	1.29%	4.84%	-0.04	-1.35%	0.11

Risk & Return

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Fund performance based on load-waived Class A shares and does not reflect any sales charge. The maximum sales charge for Class A shares is 5.75%. If the data reflected the deduction of such charges, the performance would be lower. Performance includes reinvestment of distributions and is net of management fees and other expenses. The Fund return does not reflect the deduction of all fees, including any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com or by calling 888.926.2688.

2

APOLLO DIVERSIFIED REAL ESTATE FUND

The U.S. economy finished strong in 2023 with fourth quarter real gross domestic product (“GDP”) growing at an annualized rate of 3.2%, outperforming expectations.3 Personal spending was a primary contributor to growth throughout the year, supported by a generally healthy labor market. This momentum has so far continued into 2024 with strong hiring readings in both January and February, both of which surprised to the upside. This strength has had both positive and negative effects. On one hand, the economy continues to outperform; on the other, the resiliency of businesses and consumers has frustrated the attempts by Federal Open Market Committee (“FOMC”) policy makers to cool inflation. Personal Consumption Expenditures (“PCE”), the Federal Reserve’s (“Fed”) preferred inflation metric remained elevated throughout 2023 ending the year at 2.6%, above the Federal Reserve’s target price stability level of 2%.3, 4 At its surface, an elevated inflation print may indicate that FOMC policy aimed at curbing the same is not having the desired effect; however, given the lagged nature of key inputs to the pricing index, which are already moderating in real time, we believe that inflation may moderate to levels more in line with the FOMC’s long term target. The Fed’s latest dot plot, released in connection with its March 20th meeting, indicated that policymakers are on track to cut rates three times in 2024.4 This would represent the first rate cut since March 2020, and may provide a tailwind for risk assets. Continued growth coupled with moderating inflation reinforces our base case for a soft landing.

The commercial real estate sector has continued to observe healthy operating fundamentals across most property types. Similar to prior writings, the current environment has provided increased opportunities for active management as dispersion between sectors and markets remained elevated. We continue to favor sectors with attractive operating fundamentals where demand is driven by secular growth. Secular growth is defined as long-term, structural societal shifts such as technological innovation and evolving consumer preferences or behaviors. Sectors benefitting from these secular growth trends include industrial, multifamily, and specialty (such as life sciences and student housing) property types, all of which comprise the Fund’s high conviction themes and represent 90% of the Fund’s private equity real estate portfolio as of January 2, 2024.2

The industrial property type continues to benefit from sustained demand resulting from the structural shift in consumer behavior toward e-commerce and evolution in supply chain logistics. Businesses continue to exhibit demand for modern, well-located logistics facilities that can not only accommodate expeditious delivery of goods to end consumers, but also provide resiliency during periods of supply disruption. In an effort to further reinforce supply chain resiliency and enhance operational efficiencies, many businesses are embracing measures such as on- and near-shoring which may further bolster demand. Despite overall tailwinds within the sector, vacancy increased slightly to 4.9% at the end of the fourth quarter, albeit remaining well below the historical average as record levels of new supply were delivered, according to data from CBRE Econometric Advisors.5 It is important to note that new industrial construction starts have fallen dramatically, down by 46% year-over-year as of Q4 2023 presenting a compelling supply and demand dynamic moving forward.6 Elevated structural demand and below average vacancy (with many markets remaining near record lows) led to healthy levels of rent growth at the end of the fourth quarter with rents increasing by 6.5% year-over-year, which is well above the historical average for the sector.5

The multifamily property type continues to benefit from broad demographic trends, ongoing household formation, and the national undersupply of housing. Home price appreciation coupled with elevated mortgage rates has further extended the relative affordability of rental housing compared to homeownership in many markets across the country, supporting demand for multifamily. While there has been an influx of new multifamily supply built in select markets, overall fundamentals remain healthy with the national occupancy rate at 95% as of the fourth quarter of 2023, in line with the historical average for the property type, according to data from CBRE Econometric Advisors.5 Further, we have observed the pipeline for new supply materially decreasing with the average forecasted construction starts per quarter falling 51% from the recent historical average according to CBRE Research, which may provide a tailwind for occupancy and rental rate growth.6

The specialty sector consists of property types that benefit from secular demand drivers as each property type is designed for a specific use, such as student housing and life sciences properties. Student housing, which consists of purpose-built residential communities with student-specific amenities such as study rooms, benefits from secular growth driven by demographic trends. According to data from RealPage Analytics, 57.2% of beds at the core 175 universities tracked by RealPage are already leased for the upcoming Fall 2024 academic year as of February 2024, a historically strong early indication of demand.7 Annual effective rent growth continues to remain above historical norms, with rents growing 6.4% in February, according to RealPage.7 The life sciences property type benefits from secular growth driven by both demographic trends and cutting-edge advancements in new technology such as additive manufacturing, 3D printing, and artificial intelligence. These rapidly evolving areas of innovation are driving breakthroughs in fields such as pharmaceutical manufacturing and molecule discovery. Life sciences assets are a key component necessary to support this rapid evolution in technological development and implementation.

Grocery-anchored neighborhood centers observed yet another record low availability rate in the fourth quarter of 2023, according to data from CBRE Econometric Advisors. Despite challenges in other segments of the retail sector (e.g. regional malls), grocery-anchored neighborhood centers continued to see increased demand in line with continued strong consumption. New completions totaled only ~0.05% of existing supply during the fourth quarter of 2023 based on data from CBRE Econometric Advisors, which is consistent with the trend that has persisted over the past decade and remains well below the historical average for the sector.5 Additionally, according to CBRE Econometric Advisors, this dynamic is forecast to drive net operating income growth well in excess of the ten year average in 2024 and 2025.5

Past performance is not indicative of future results. Holdings and allocations are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses.

3

APOLLO DIVERSIFIED REAL ESTATE FUND

Within the office sector, utilization rates remain well below pre-Covid levels across many markets as hybrid work schedules have become standard for many companies, translating to lower demand for space. The national vacancy rate reached 18.6% in the fourth quarter of 2023 with some markets, such as San Francisco, reaching nearly 25% according to CBRE Econometric Advisors.5 This rapid evolution in operating fundamentals coupled with increased borrowing costs has led to stress within the sector. Commoditized, class B, suburban office assets have been disproportionately impacted by telecommuting trends and, as such, have observed heightened levels of volatility relative to well-located, prime class A properties which generally tend to be more essential to the ongoing operations of their tenants. The Fund has historically maintained and continues to be actively underweight the office sector relative to the NCREIF ODCE Index. As of January 2, 2024, the Fund’s private equity exposure to the office sector represents approximately 250 basis points.2

The Fund benefits from the ability to allocate capital not only across property types, but also across commercial real estate quadrants (private equity, private debt, public equity, and public debt) to source attractive risk-adjusted returns. This diversified approach has proved beneficial as the Fund’s allocation to private debt was a positive contributor to overall Fund returns throughout 2023. Additionally, strong performance within publicly traded REITs was the main contributor to performance in the fourth quarter as the Fund’s load-waived Class A shares produced a 2.82% return. Further, the Fund’s dynamic allocation strategy allows the Fund’s portfolio management team to actively express views on property sectors by overweighting sectors that we believe are positioned for growth moving forward. This active positioning has resulted in increased exposure to the Fund’s high conviction sectors (90% of the Fund’s private equity real estate portfolio as of January 2, 20242). For the calendar year ended December 31, 2023, the Fund’s private real estate portfolio outperformed the NCREIF ODCE Index by 450 basis points representing the highest calendar year of outperformance since the Fund’s inception.8 This outperformance is a testament to the portfolio management team’s investment process.

As we approach the end of another Fed tightening cycle, we continue to believe that publicly traded REITs may be poised to deliver attractive risk-adjusted returns. To that end, the Fund has increased exposure to publicly traded REITs during the past twelve months. As of January 2, 2024, publicly traded REIT common and preferred securities represented 35.1% of Fund assets, up 9.3% year-over-year.2 As we move closer to a potential FOMC policy pivot, it is worth noting that publicly traded REITs have historically performed well following the announcement of a target rate decline. According to an analysis by CenterSquare Investment Management, publicly traded REITs have historically delivered returns of +7.2%, +10.6%, and +17.8% in the subsequent 90-day, 180-day, and one-year periods following the end of Fed tightening, outperforming publicly traded equities in each period.9

Alternative assets, such as real estate, can serve as an essential tool within an investor’s mixed-asset portfolio across all segments of the economic cycle. Given that real estate is the third-largest asset class behind stocks and bonds, we believe that an allocation to real estate may offer additional diversification benefits. The Fund is unique in that it utilizes a relative value framework to actively allocate across both private and public real estate securities, which may provide compelling benefits. Current valuation levels may present an attractive entry point for the asset class as fundamentals remain relatively strong and capital market conditions are poised to improve.

As always, the Fund’s portfolio management team, along with the Fund’s underlying private fund partners, continue to seek attractive risk-adjusted return opportunities across real estate markets. We believe the Fund’s portfolio positioning, focus on high-quality assets within the Fund’s high-conviction sectors, underlying diversification and ability to take advantage of opportunities across both public and private markets may help deliver a differentiated return profile to our investors. We are excited about the Fund’s future prospects and believe it is well positioned to take advantage of investment opportunities as they arise.

We thank you for your continued confidence and support.

Sincerely,

Randy I. Anderson, Ph.D., CRE	Spencer J. Propper
Portfolio Manager, Apollo Diversified Real Estate Fund	Portfolio Manager, Apollo Diversified Real Estate Fund

Represents the views and opinions of Apollo at the time of this letter and is subject to change.

Apollo Diversified Real Estate Fund is a closed-end management investment company that is operated as an interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. The Fund is only suitable for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no secondary market for the Fund’s shares and none is expected to develop. Please see the Fund’s current prospectus for further information on the Fund’s objective, strategy and risk factors.

4

APOLLO DIVERSIFIED REAL ESTATE FUND

Endnotes

1.	Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Performance source: Morningstar Direct. Performance includes reinvestment of distributions and is net of management fees and other expenses. The Fund return does not reflect the deduction of all fees, including any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com or by calling 888.926.2688. Alpha and beta calculation benchmark: S&P 500.
2.	Fund holdings as of January 2, 2024. Fund size based on Gross Asset Value (GAV). Occupancy calculation is based on the Fund’s allocation to private real estate equity funds. Occupancy is the rate of which underlying properties are occupied, typically through leases. Leverage is the utilization of borrowings by the Fund’s underlying private real estate equity funds and does not represent the Fund’s direct use of leverage. The use of leverage increases investment risk and the potential for increased loss and could adversely affect market value of the Fund’s underlying private investment funds in periods of rising interest rates. Fund holdings are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses. The Fund is not intended to be a complete investment program.
3.	Bureau of Economic Analysis; U.S. Department of Commerce; Bloomberg.
4.	Federal Reserve.
5.	CBRE Econometric Advisors.
6.	CBRE Research.
7.	RealPage Market Analytics.
8.	Apollo Analysts, NCREIF Fund Index - Open End Diversified Core Equity Index (NFI-ODCE Index). The Fund’s private real estate portfolio is comprised of both private real estate equity and private real estate debt investments. The NFI-ODCE Index is a capitalization weighted index of investment returns reporting on both a historical and current basis the results of certain open-end commingled funds pursuing a core investment strategy. As of December 31, 2023, the Fund’s private real estate portfolio had a trailing one-year return of -8.23% and the NFI-ODCE Index had a trailing one-year return of -12.73%.
9.	CenterSquare Investment Management LLC. As of May 5, 2023. Average of returns beginning 3/31/1995, 6/30/2000, 6/30/2006, and 12/31/2018. Public Equities are represented by the S&P 500 Index. Public REITs are represented by the FTSE Nareit All Equity REITs Index. “Fed tightening” refers to periods when the Fed increases the federal funds target rate.

5

APOLLO DIVERSIFIED REAL ESTATE FUND

Glossary

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile.

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Basis Point (bps): A unit of measure used to describe the percentage change. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund’s return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index.

Bloomberg U.S. Aggregate Bond Index: An unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities.

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

Gross Domestic Product (GDP): A comprehensive measure of U.S. economic activity. GDP measures the value of the final goods and services produced in the United States.

Net Asset Value (NAV): Represents a fund’s per-share price. NAV is calculated by dividing a fund’s total net assets by its number of shares outstanding.

NCREIF Fund Index – Open End Diversified Core Equity (NFI-ODCE or NCREIF ODCE Index): An index of investment returns reporting on both a historical and current basis the results of certain open-end commingled funds pursuing a core investment strategy. The NFI-ODCE Index is capitalization-weighted.

S&P 500 Index: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

Sharpe Ratio: Measures risk-adjusted returns by calculating the excess return (above the risk-free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average three-month U.S. Treasury T-bill auction was used as the risk-free rate in this material.

Standard Deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

6

APOLLO DIVERSIFIED REAL ESTATE FUND

Risk Disclosures and Other Important Information

This material is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Apollo Diversified Real Estate Fund (the “Fund”). This information and other important details about the Fund are contained in the prospectus, which can be obtained by visiting www.apollo.com. Please read the prospectus carefully before investing.

Past performance is not indicative of future results. Fund returns presented herein includes the reinvestment of distributions and is net of all Fund expenses, including management fees and general and administrative expenses, but excludes any applicable share class sales charge and fees paid by investors to their financial intermediary. Fund returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the deduction of such fees was reflected, the performance would be lower. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com or by calling 888.926.2688.

The Fund is a closed-end management investment company that is operated as an interval fund. The shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage and the risk of a substantial loss of investment. There is no guarantee that the investment strategies will work under all market conditions. You should carefully consider which class of shares to purchase.

The Fund’s inception date was June 30, 2014. Per the Fund’s prospectus dated February 1, 2024, the total annual expense ratio is 2.03% for Class A shares. The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (including offering expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 1.91% per annum of the Fund’s average daily net assets attributable to Class A shares (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the date in which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitation in place at the time of waiver or at the time of reimbursement to be exceeded. The Expense Limitation Agreement will remain in effect, at least until May 31, 2025, unless and until the Board approves its modification or termination. This agreement may be terminated only by the Board on 60 days written notice to the Adviser. After May 31, 2025, the Expense Limitation Agreement may be renewed at the Adviser’s and Board’s discretion.

The Fund’s distribution policy is to make quarterly distributions to shareholders. Shareholders should not assume that the source of a distribution from the Fund is net profit. A portion of the Fund’s distributions includes return of capital. Please refer to the Fund’s most recent Section 19(a) notice for an estimate of the composition of the Fund’s most recent distribution, available at www.apollo.com, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and available on the Fund’s website for additional information regarding the composition of distributions. The Fund’s distributions may be affected by numerous factors, including but not limited to changes in Fund expenses including the amount of expenses waived by the Fund’s Adviser, investment performance, realized and projected market returns, fluctuations in market interest rates, and other factors. There is no assurance that the Fund’s distribution rate will be sustainable in the future nor are distributions guaranteed.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “diversified” under the Investment Company Act of 1940. Diversification does not eliminate the risk of experiencing investment losses. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in securities of REITs and other real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. The value of securities of companies in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment. The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. Also, once an investment is made in a Private Investment Fund, neither the Adviser nor any Sub-Adviser will be able to exercise control over investment decisions made by the Private Investment Fund. The Fund may invest in securities of other investment companies, including ETFs. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund.

7

9 West 57th Street, 42nd Floor	212.515.3200
New York, NY 10019	www.apollo.com

The Fund is advised by Apollo Real Estate Fund Adviser, LLC (“AREFA”). AREFA is registered as an investment adviser with the SEC pursuant to the provisions of the 1940 Act, as amended. AREFA is an indirect majority-owned subsidiary of Apollo Global Management, Inc. The Fund’s private real estate funds allocation is sub-advised by Aon Investments USA Inc. (“Aon”), an Aon Company. Aon is registered as an investment adviser with the SEC pursuant to the provisions of the 1940 Act. The Fund’s public real estate securities allocation is sub-advised by CenterSquare Investment Management LLC (“CenterSquare”). CenterSquare is an investment adviser registered with the SEC pursuant to the provisions of the 1940 Act. Registration with the SEC does not constitute an endorsement by the SEC nor does it imply a certain level of skill or training.

This investor update may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our investment strategy; uncertainties relating to capital proceeds; and other risk factors as outlined in the Fund’s prospectus, statement of additional information, annual report and semi-annual report filed with the Securities and Exchange Commission.

This material may not be distributed, transmitted or otherwise communicated to others, in whole or in part, without the express written consent of Apollo Global Management, Inc. (together with its subsidiaries, “Apollo”).

This material has been distributed for informational purposes only and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product or be relied upon for any other purpose. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. Information contained herein has been obtained from sources deemed to be reliable, but not guaranteed. Apollo Global Management and its affiliates do not provide tax, legal or accounting advice. This material is not intended to provide, and should not be relied on for, tax, legal or accounting advice. You should consult your own tax, legal and accounting advisors before engaging in any transaction. This material represents views as of the date of this presentation and is subject to change without notice of any kind.

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency

Apollo Global Securities, LLC (“AGS”) and Griffin Capital Securities, LLC (“GCS”), Members of FINRA and SIPC, are subsidiaries of Apollo Global Management, Inc. AGS conducts Apollo’s capital markets business and certain of its fund marketing and distribution, and GCS is a wholesale marketing agent for Apollo-sponsored products. ALPS Distributors, Inc. (1290 Broadway, Suite 1000, Denver, CO 80203, Member FINRA) is the distributor of Apollo Diversified Real Estate Fund. Apollo Global Management, Inc. and ALPS Distributors, Inc. are not affiliated.

© 2024 Apollo Global Management, Inc. All rights reserved.

GFC001628 | Exp. 03.31.25	ADREF-IU395591-0324A

APOLLO DIVERSIFIED REAL ESTATE FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE**

March 28, 2024

Dear Apollo Diversified Real Estate Fund Shareholder,

Thank you for your investment. The purpose of this notice is to inform you of the quarterly repurchase offer by Apollo Diversified Real Estate Fund (the “Fund”). Quarterly repurchase offers provide a degree of liquidity to shareholders of the Fund. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

The repurchase offer period will begin on March 28, 2024 and end on May 7, 2024 (the “Repurchase Request Deadline”). If you own shares through a financial intermediary, financial adviser or broker/dealer (“Financial Intermediary”), please contact your Financial Intermediary.

Please also note that Class C shareholders who tender for repurchase of such shareholder’s Class C shares such that they will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds.

If you wish to tender shares, your Financial Intermediary will provide you with specific instructions. If you are unable to contact your Financial Intermediary or own shares directly and wish to tender shares, you can alternatively complete the Repurchase Request Form.

IMPORTANT

All repurchase requests must be received in good order prior to the Repurchase Request Deadline. The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

If you have any questions, please refer to the attached Repurchase Offer or contact your Financial Intermediary. You may also contact us directly at 1-888-926-2688.

Sincerely,

Apollo Diversified Real Estate Fund

APOLLO DIVERSIFIED REAL ESTATE FUND REPURCHASE OFFER

1 THE OFFER	Apollo Diversified Real Estate Fund (the “Fund”) is offering to repurchase, for cash, up to 5% of the Fund’s issued and outstanding shares (Class A, Class C, Class I, Class L and Class M shares) (“Repurchase Offer Amount”) as of the Repurchase Request Deadline (as defined below) at a price equal to the net asset value (“NAV”) of the applicable class of shares as of the close of regular business trading on the New York Stock Exchange on the Repurchase Pricing Date (as defined below). The purpose of this offer is to provide a level of liquidity to shareholders, as no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund’s current effective prospectus and statement of additional information.
2 NET ASSET VALUE

The Fund’s NAV on March 21, 2024 of the Class A shares (GIREX) was $24.74 per share, of the Class C shares (GCREX) was $23.21 per share, of the Class I shares (GRIFX) was $25.29 per share, of the Class L shares (GLREX) was $24.36 per share and of the Class M shares (GMREX) was $23.87 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below).

The Fund’s NAV fluctuates. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you submit your repurchase request.

The current NAV may be obtained by calling 1-888-926-2688 and asking for the most current NAV per share or by visiting www.apollodiversifiedrealestatefund.com. The shares of the Fund are not traded on any organized market or securities exchange.

3 REPURCHASE REQUEST DEADLINE	All repurchase requests must be received in good order prior to 4:00 p.m., Eastern Time, on May 7, 2024.
4 REPURCHASE PRICING DATE	The NAV used to calculate the repurchase price will be determined as of the close of regular business trading on the New York Stock Exchange on May 7, 2024 (the “Repurchase Pricing Date”). There is a risk that the NAV per share fluctuates between the date on which you submit your repurchase request and the Repurchase Pricing Date, and that the NAV on the Repurchase Pricing Date may be higher or lower than the NAV on the date you submit your repurchase request.
5 PAYMENT FOR SHARES REPURCHASED	The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee. However, as stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase.
6 INCREASE IN NUMBER OF SHARES REPURCHASED

If shareholders tender for repurchase more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred (100) shares and who tender all of their shares, before prorating other amounts tendered. There is no assurance that you will be able to sell as many of your shares as you desire to sell in the repurchase offer or in any subsequent repurchase offer. If a portion of your shares were not repurchased due to proration, you will have to wait until the next quarterly repurchase offer to submit a new repurchase request if you still wish to tender your shares for repurchase.

With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that shareholders tender for repurchase more than the Repurchase Offer Amount, and the Fund repurchases shares on a pro rata basis, it may result in the shareholder not receiving the full amount of a required minimum distribution.

7 WITHDRAWAL OR MODIFICATION	Requests to repurchase shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on May 7, 2024.

APOLLO DIVERSIFIED REAL ESTATE FUND REPURCHASE OFFER

8 SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER

The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees, including a majority of the independent Trustees, and only in the following limited circumstances:

•    If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

•    For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

•     For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund’s NAV of each of the Fund’s Class A, Class C, Class I, Class L and Class M shares; and

•     For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of shareholders.

9 TAX CONSEQUENCES	You should review the tax information in the Fund’s prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held.
10 CONTINGENT DEFERRED SALES CHARGES ON CLASS C SHARES	Class A, Class I, Class L and Class M shareholders are not subject to a contingent deferred sales charge. Class C shareholders who tender for repurchase of such shareholder’s Class C shares such that they will have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds. The Fund or its designee may waive the imposition of the contingent deferred sales charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the contingent deferred sales charge will be waived at any time in the future or that such contingent deferred sales charge will be waived for any other shareholder.
11 NO REPURCHASE FEE	The Fund does not charge a transaction fee to repurchase Fund Shares. However, as stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase. If your shares are held at a Financial Intermediary, your intermediary may charge transaction or other fees in connection with your repurchase request.
12 REPURCHASE REQUESTS IN PROPER FORM

All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund’s counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, Apollo Real Estate Fund Adviser, LLC (the “Adviser”), CenterSquare Investment Management LLC (“CenterSquare”), Aon Investments USA Inc. (“Aon” and together with CenterSquare, the “Sub-Advisers”), SS&C GIDS, Inc. (the “Transfer Agent”), ALPS Distributors, Inc. (the “Distributor”), nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Adviser, the Sub-Advisers, nor the Distributor, is or will be obligated to ensure that your Financial Intermediary, or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund’s current effective prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this Repurchase Offer, contact your Financial Intermediary. If this repurchase request is due to shareholder death, please call the Fund at 1-888-926-2688 or contact your Financial Intermediary regarding additional required documentation (such as a death certificate).

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